UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2004

__________________________

STRATOS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30869 (Commission File Number)	36-4360035 (IRS Employer Identification No.)

7444 West Wilson Avenue, Chicago, IL (Address of principal executive offices)	60706 (Zip Code)

Registrant’s telephone number, including area code: (708) 867-9600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Transcript of a Conference Call

Item 2.02. Results of Operations and Financial Condition.

     On September 2, 2004, the registrant issued a press release announcing its financial results for its first quarter ended July 31, 2004. That press release, dated September 2, 2004 and titled “Stratos International Announces First Quarter Results Reports Q1 Sales of $21 Million” is attached hereto as Exhibit 99.1.

     On September 2, 2004, the registrant held a conference call to discuss its financial results for the first quarter ended July 31, 2004. The transcript of that conference call is attached hereto as Exhibit 99.2.

     The information contained in this report and the exhibits attached hereto is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are furnished with this document:

Exhibit
Number	Description of Exhibit
99.1	Press Release titled “Stratos International Announces First Quarter Results Reports Q1 Sales of $21 Million” dated September 2, 2004.

99.2	Transcript of a Conference Call held by Stratos International, Inc. on September 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS INTERNATIONAL, INC.
By:	/s/ James W. McGinley
	Name:	James W. McGinley
	Title:	President and Chief Executive Officer

Date: September 3, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release titled “Stratos International Announces First Quarter Results Reports Q1 Sales of $21 Million” dated September 2, 2004.

99.2	Transcript of a Conference Call held by Stratos International, Inc. on September 2, 2004.